UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K
                             ______________________


                                 Current Report
                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934


          Date of Report (Date of earliest event reported): May 6, 2004


                               Register.com, Inc.
             (Exact name of registrant as specified in its charter)


         Delaware                      0-29739                  11-3239091
(State or other jurisdiction         (Commission               (IRS Employer
      of incorporation)               File Number)           Identification No.)

575 Eighth Avenue, 8th Floor, New York, New York                       10018
(Address of principal executive offices)                            (Zip Code)


        Registrant's telephone number, including area code (212) 798-9100



          (Former name or former address, if changed since last report)

Item 7. Financial Statements and Exhibits.


      (c) Exhibits.


      99.1  Press Release dated May 6, 2004



Item 12. Results of Operations and Financial Condition.


     On May 6, 2004, Register.com, Inc. issued a press release announcing its financial results for the first quarter of 2004. A copy of the press release is attached hereto as Exhibit 99.1.

     The information in this Form 8-K and the Exhibit attached hereto shall not be deemed "filed" for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, nor shall they be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended, except as shall be expressly set forth by specific reference in such filing.

                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                                         REGISTER.COM, INC.
Date: May 6, 2004                                        (Registrant)

                                                         By:
                                                         /s/ Jonathan Stern
                                                         ------------------
                                                         Jonathan Stern
                                                         Chief Financial Officer

                                  EXHIBIT INDEX

Exhibit Number    Description

99.1              Press Release dated May 6, 2004